UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2007

NATIONAL HEALTH REALTY, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-13487	52-2059888
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
Incorporation)		Number)

100 Vine Street, Suite 1402

Murfreesboro, TN  37130

(Address of principal executive offices, including zip code)

(615) 890-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 30.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

National Health Realty, Inc. (NHR) announced effective January 12, 2007, that Kenneth D. DenBesten as resigned as Senior Vice President of Finance of the company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Realty, Inc.

By:  /s/ Robert G. Adams

Name:  Robert G. Adams

Title:  Chief Executive Officer

Date:  January 19, 2007